  As filed with the Securities and Exchange Commission on December 18, 1998
                                                      Registration No. 333-____

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                      ___________________________________
                               BEA SYSTEMS, INC.
            (Exact name of Registrant as Specified in Its Charter)
                      ___________________________________
        DELAWARE                                          77-0394711
(State or Other Jurisdiction                           (I.R.S. Employer
of Incorporation or Organization)                     Identification No.)

                            2315 NORTH FIRST STREET
                              SAN JOSE, CA 95131
                   (Address of Principal Executive Offices)


                       1997 EMPLOYEE STOCK PURCHASE PLAN

                           (Full Title of the Plans)
                      ___________________________________
                            WILLIAM T. COLEMAN III
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               BEA SYSTEMS, INC.
                           2315 NORTH FIRST STREET
                              SAN JOSE, CA 95131
                    (Name and Address of Agent for Service)

                                (408) 743-4000
         (Telephone Number, Including Area Code, of Agent For Service)

                                   Copy to:
                           MICHAEL C. PHILLIPS, ESQ.
                              CORI M. ALLEN, ESQ.
                            MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                              PALO ALTO, CA 94304
                                (415) 813-5600
                      ___________________________________
                        CALCULATION OF REGISTRATION FEE

                                                                       Proposed            Proposed
                                Amount            Maximum               Maximum           Amount of
Title of Securities to be        to be        Offering Price      Aggregate Offering     Registration
      Registered             Registered(1)     Per Share(2)            Price(2)              Fee
-----------------------------------------------------------------------------------------------------
Common Stock, $.001
par value per share          2,500,000            $10.6875             $26,718,750           $7,428

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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) and Rule 457(c) under the Securities Act, the proposed maximum offering price per share and the proposed aggregate maximum offering price have been determined on the basis of the high and low prices quoted on Nasdaq NMS on December 16, 1998.
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                                    PART I

                          INFORMATION REQUIRED IN THE
                           SECTION 10(a) PROSPECTUS


     The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exhange Commission (the "Commission"):

     1. The contents of the Registrant's Registration Statements on Form S-8, Commission File No. 333-24941, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

     2. The Registrant's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1998, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

     3. The Registrant's Quarterly Reports on Form 10-Q for the quarters ended April 30, 1998, as amended September 10, 1998, July 31, 1998 and October 31, 1998.

     4. The Registrant's Current Reports on Form 8-K dated as of June 30, 1998, September 10, 1998 and October 15, 1998, as amended October 29, 1998.

     5. The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 000-22369).

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits.

      5.1  Opinion of Morrison & Foerster LLP

     23.1  Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

     23.2  Consent of Ernst & Young LLP, Independent Auditors

     24.1  Power of Attorney (see signature page)

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, BEA Systems, Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on December 18, 1998.

                              BEA SYSTEMS, INC.



                              By: /s/ William T. Coleman III
                                  ---------------------------
                                  William T. Coleman III
                                  Chairman, President and Chief Executive
                                  Officer


                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, severally and not jointly, William T. Coleman III, Edward W. Scott, Jr., Alfred S. Chuang, and Steve L. Brown, with full power to act alone, his true and lawful attorneys-in-fact, with the power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                Signature                                        Title                                 Date
                ---------                                        -----                                 ----
                                                President, Chief Executive Officer and          December 18, 1998
/s/ William T. Coleman III                      Director (Principal Executive
_______________________________                 Officer)
    William T. Coleman III


                                                Chief Financial Officer and Executive Vice      December 18, 1998
                                                President (Principal Financial and
/s/ Steve L. Brown                              Accounting Officer)
-------------------------------
    Steve L. Brown

/s/ Edward W. Scott, Jr.                        Director                                        December 18, 1998
-------------------------------
    Edward W. Scott, Jr.

/s/ William H. Janeway                          Director                                        December 18, 1998
-------------------------------
    William H. Janeway

/s/ Stewart K.P. Gross                          Director                                        December 18, 1998
-------------------------------
    Stewart K.P. Gross

/s/ Cary J. Davis                               Director                                        December 18, 1998
-------------------------------
    Cary J. Davis

                                                Director                                        December __, 1998
-------------------------------
    Carol Bartz

                                                Director                                        December __, 1998
-------------------------------
    Dean Morton

                               INDEX TO EXHIBITS


Exhibit
Number              Document
------              --------
   5.1     Opinion of Morrison & Foerster LLP

  23.1     Consent of Counsel (included in Exhibit 5.1)

  23.2     Consent of Ernst & Young LLP, Independent
           Auditors

  24.1     Power of Attorney (see signature page)